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Carolina Power & Light Company
STATEMENTS  OF  CASH  FLOWS
(In thousands)                                                  Three Months Ended      Twelve Months Ended
                                                                    March 31                March 31
                                                                 1995        1994        1995        1994
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
Operating Activities
  Net income                                                $   98,033  $   88,824  $  322,376  $  341,322
  Adjustments to reconcile net income to net cash
   provided by operating activities
    Depreciation and amortization                              115,061     119,467     469,075     466,632
    Harris Plant deferred costs                                  4,386       3,915      17,046         736
    Harris Plant disallowance - Power Agency                         -           -           -      20,645
    Deferred income taxes                                      (11,579)     (8,821)     34,482      52,706
    Investment tax credit adjustments                           (2,553)     (2,884)    (11,207)    (12,797)
    Allowance for equity funds used during construction           (913)     (2,263)     (4,724)     (9,597)
    Deferred fuel cost (credit)                                 22,475      (2,251)     62,897      26,370
    Net (increase) decrease in receivables, inventories
      and prepaid expenses                                     (43,392)    (23,083)    (94,200)      2,952
    Net increase (decrease) in payables and accrued
      expenses                                                 (16,376)      7,157     (70,304)     (4,013)
    Miscellaneous                                               11,919      19,621     (12,636)     11,036
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     Net Cash Provided by Operating Activities                 177,061     199,682     712,805     895,992
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Investing Activities
  Gross property additions                                     (71,928)    (72,313)   (274,392)   (331,824)
  Nuclear fuel additions                                       (15,868)    (11,216)    (30,501)    (53,287)
  Contributions to external decommissioning trust              (18,504)     (6,328)    (33,801)    (23,539)
  Contributions to retiree benefit trusts                       (2,400)    (18,917)     (2,400)    (22,667)
  Loan transactions with SPSP Trustee, net                           -           -           -      19,769
  Allowance for equity funds used during construction              913       2,263       4,724       9,597
  Miscellaneous                                                   (487)          -      (6,581)          -
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     Net Cash Used in Investing Activities                    (108,274)   (106,511)   (342,951)   (401,951)
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Financing Activities
  Proceeds from issuance of long-term debt                      59,731     147,986     229,956     434,765
  Net decrease in pollution control bond escrow                      -           -           -       1,800
  Net increase (decrease) in short-term notes
    payable (maturity less than 90 days)                        27,400     (69,300)     88,800       6,700
  Retirement of long-term debt                                (125,045)    (95,623)   (297,802)   (803,148)
  Purchase of Company common stock (Note 4)                     (4,178)          -    (118,895)          -
  Dividends paid on common stock                               (64,656)    (63,986)   (255,876)   (260,833)
  Dividends paid on preferred stock                             (2,420)     (2,411)     (9,623)     (9,483)
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     Net Cash Used in Financing Activities                    (109,168)    (83,334)   (363,440)   (630,199)
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Net Increase (Decrease) in Cash and Cash Equivalents           (40,381)      9,837       6,414    (136,158)

Cash and Cash Equivalents at Beginning of the Period            80,239      23,607      33,444     169,602
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Cash and Cash Equivalents at End of the Period              $   39,858  $   33,444  $   39,858  $   33,444
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Supplemental Disclosures of Cash Flow Information
  Cash paid during the period - interest                    $   54,694  $   52,247  $  191,201  $  215,151
                                income taxes                     1,611       2,050     180,320     115,861

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See Supplemental Data and Notes to Financial Statements.
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